Exhibit 99.2

RealPage, Inc.
IR Fact Sheet (as of February 27, 2020)

*Please read in conjunction with the Company's 10-K previously filed with the Securities and Exchange Commission on February 27, 2019 as well as the "Explanation of Non-GAAP Financial Measures".

	Q1 2017	Q2 2017	Q3 2017	Q4 2017	FY 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018	FY 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019	FY 2019
Revenue ($000's)
Total GAAP Revenue	$152,919	$161,306	$169,058	$187,680	$670,963	$201,301	$216,252	$224,953	$226,974	$869,480	$234,306	$243,861	$255,202	$254,767	$988,136
Growth %	19%	13%	14%	26%	18%	32%	34%	33%	21%	30%	16%	13%	13%	12%	14%

Acquisition-related deferred revenue	705	945	698	710	3,058	313	103	418	1,056	1,890	224	157	38	449	868
Total Non-GAAP Revenue	$153,624	$162,251	$169,756	$188,390	$674,021	$201,614	$216,355	$225,371	$228,030	$871,370	$234,530	$244,018	$255,240	$255,216	$989,004
Growth %	20%	14%	15%	27%	19%	31%	33%	33%	21%	29%	16%	13%	13%	12%	13%

GAAP On Demand Revenue	$146,213	$154,727	$161,578	$180,104	$642,622	$193,300	$206,945	$215,413	$218,051	$833,709	$226,519	$235,185	$245,637	$246,235	$953,576
Growth %	18%	13%	15%	27%	18%	32%	34%	33%	21%	30%	17%	14%	14%	13%	14%

Acquisition-related deferred revenue	705	945	698	710	3,058	313	103	418	1,056	1,890	224	157	38	449	868
Non-GAAP On Demand Revenue	$146,918	$155,672	$162,276	$180,814	$645,680	$193,613	$207,048	$215,831	$219,107	$835,599	$226,743	$235,342	$245,675	$246,684	$954,444
Growth %	19%	14%	15%	28%	19%	32%	33%	33%	21%	29%	17%	14%	14%	13%	14%

Professional and Other	$6,706	$6,579	$7,480	$7,576	$28,341	$8,001	$9,307	$9,540	$8,923	$35,771	$7,787	$8,676	$9,565	$8,532	$34,560

Expenses ($000's)
Cost of Revenue
GAAP View	$59,353	$63,853	$65,794	$69,135	$258,135	$72,837	$81,942	$85,540	$88,063	$328,382	$90,194	$95,708	$98,783	$101,027	$385,712
Stock-based expense	(853)	(1,050)	(1,040)	(899)	(3,842)	(835)	(1,168)	(1,146)	(1,254)	(4,403)	(1,331)	(1,447)	(1,425)	(1,401)	(5,604)
Organizational realignment	-	-	-	-	-	-	-	-	-	-	-	-	(125)	(16)	(141)
Asset impairment	-	-	-	-	-	-	-	-	-	-	-	-	-	(1,618)	(1,618)
Non-GAAP View	$58,500	$62,803	$64,754	$68,236	$254,293	$72,002	$80,774	$84,394	$86,809	$323,979	$88,863	$94,261	$97,233	$97,992	$378,349
Depreciation	(2,883)	(3,063)	(2,909)	(2,935)	(11,790)	(2,934)	(3,099)	(2,991)	(3,048)	(12,072)	(3,671)	(4,017)	(4,007)	(3,970)	(15,665)
Adjusted EBITDA View	$55,617	$59,740	$61,845	$65,301	$242,503	$69,068	$77,675	$81,403	$83,761	$311,907	$85,192	$90,244	$93,226	$94,022	$362,684

Product Development
GAAP View	$20,387	$21,290	$21,885	$25,890	$89,452	$29,040	$30,771	$28,942	$29,772	$118,525	$29,897	$28,151	$27,866	$26,308	$112,222
Stock-based expense	(1,879)	(2,454)	(2,098)	(1,992)	(8,423)	(2,163)	(2,645)	(2,520)	(2,595)	(9,923)	(2,480)	(2,016)	(1,948)	(1,715)	(8,159)
Organizational realignment	-	-	-	-	-	-	-	-	-	-	-	-	(316)	(84)	(400)
Non-GAAP View	$18,508	$18,836	$19,787	$23,898	$81,029	$26,877	$28,126	$26,422	$27,177	$108,602	$27,417	$26,135	$25,602	$24,509	$103,663
Depreciation	(1,530)	(1,561)	(1,698)	(1,819)	(6,608)	(1,338)	(1,557)	(1,381)	(1,391)	(5,667)	(1,651)	(1,632)	(1,540)	(1,527)	(6,350)
Adjusted EBITDA View	$16,978	$17,275	$18,089	$22,079	$74,421	$25,539	$26,569	$25,041	$25,786	$102,935	$25,766	$24,503	$24,062	$22,982	$97,313

Sales & Marketing
GAAP View	$31,047	$34,699	$36,802	$37,925	$140,473	$37,680	$40,664	$43,179	$45,084	$166,607	$44,823	$49,120	$51,906	$48,113	$193,962
Stock-based expense	(3,128)	(4,266)	(3,847)	(3,351)	(14,592)	(3,541)	(4,470)	(4,242)	(4,320)	(16,573)	(5,350)	(6,383)	(6,358)	(5,887)	(23,978)
Organizational realignment	-	-	-	-	-	-	-	-	-	-	-	-	(108)	(62)	(170)
Asset impairment	-	-	-	-	-	-	-	-	(2,720)	(2,720)	-	-	-	(363)	(363)
Non-GAAP View	$27,919	$30,433	$32,955	$34,574	$125,881	$34,139	$36,194	$38,937	$38,044	$147,314	$39,473	$42,737	$45,440	$41,801	$169,451
Depreciation	(588)	(663)	(601)	(635)	(2,487)	(1,228)	(1,366)	(1,069)	(1,289)	(4,952)	(1,506)	(1,566)	(1,573)	(1,572)	(6,217)
Adjusted EBITDA View	$27,331	$29,770	$32,354	$33,939	$123,394	$32,911	$34,828	$37,868	$36,755	$142,362	$37,967	$41,171	$43,867	$40,229	$163,234

General & Administrative
GAAP View	$24,251	$27,370	$31,004	$30,350	$112,975	$27,090	$28,444	$30,036	$32,638	$118,208	$28,143	$28,310	$31,249	$35,354	$123,056
Stock-based expense	(4,232)	(6,106)	(4,779)	(3,861)	(18,978)	(3,779)	(5,412)	(5,571)	(4,980)	(19,742)	(5,752)	(6,019)	(6,767)	(6,284)	(24,822)
Asset impairment and gain (loss) on disposal of assets	(24)	(63)	(385)	(52)	(524)	(942)	(156)	(341)	(574)	(2,013)	(286)	17	10	(296)	(555)
Loss due to cyber incident, net of recoveries	-	-	-	-	-	-	-	-	(4,952)	(4,952)	-	-	-	-	-
Acquisition-related income (expense)	(1,210)	(1,354)	(485)	(2,508)	(5,557)	(1,007)	(1,168)	(519)	257	(2,437)	(29)	(376)	(755)	(3,594)	(4,754)
Organizational realignment	-	-	-	-	-	-	-	-	-	-	-	-	(135)	(687)	(822)
Regulatory and legal matters	(481)	(2,228)	(5,993)	(2,310)	(11,012)	-	-	(78)	-	(78)	-	(352)	(215)	(898)	(1,465)
Non-GAAP View	$18,304	$17,619	$19,362	$21,619	$76,904	$21,362	$21,708	$23,527	$22,389	$88,986	$22,076	$21,580	$23,387	$23,595	$90,638
Depreciation	(1,650)	(1,579)	(1,738)	(1,376)	(6,343)	(1,376)	(1,484)	(1,504)	(1,423)	(5,787)	(1,646)	(1,499)	(1,388)	(1,424)	(5,957)
Other (income) expense	(34)	(18)	(136)	(115)	(303)	(51)	(66)	(58)	(34)	(209)	(1)	(212)	(27)	(354)	(594)
Adjusted EBITDA View	$16,620	$16,022	$17,488	$20,128	$70,258	$19,935	$20,158	$21,965	$20,932	$82,990	$20,429	$19,869	$21,972	$21,817	$84,087

Profitability ($000's)
GAAP Net Income (Loss)	$8,195	$6,213	$6,834	$(20,865)	$377	$10,901	$8,479	$9,073	$6,272	$34,725	$11,272	$15,063	$11,704	$20,169	$58,208
Acquisition-related deferred revenue	705	945	698	710	3,058	313	103	418	1,056	1,890	224	157	38	449	868
Depreciation, asset impairment, and loss on disposal of assets	6,675	6,929	7,331	6,817	27,752	7,818	7,662	9,286	10,445	35,211	8,760	8,697	8,498	10,769	36,724
Amortization of product technologies and intangible assets	7,789	8,227	9,335	14,567	39,918	16,384	17,623	18,684	19,017	71,708	19,350	20,302	20,759	20,353	80,764
Loss due to cyber incident, net of recoveries	-	-	-	-	-	-	-	-	4,952	4,952	-	-	-	-	-
Gain on change in fair value of equity investment	-	-	-	-	-	-	-	-	-	-	(2,600)	-	-	-	(2,600)
Acquisition-related expense (income)	1,210	1,354	485	2,508	5,557	1,007	1,168	519	(257)	2,437	29	376	755	3,594	4,754
Regulatory and legal matters	481	2,228	5,993	2,310	11,012	-	-	78	-	78	-	352	215	898	1,465
Interest expense, net	1,120	2,804	4,813	6,335	15,072	7,721	8,584	6,874	6,780	29,959	8,581	8,241	8,791	9,443	35,056
Income tax (benefit) expense	811	(3,132)	(7,273)	24,458	14,864	(301)	(189)	683	(618)	(425)	4,647	(822)	4,171	(5,646)	2,350
Organizational realignment	-	-	-	-	-	-	-	-	-	-	-	-	684	849	1,533
Stock-based expense	10,092	13,876	11,764	10,103	45,835	10,318	13,695	13,479	13,149	50,641	14,913	15,865	16,498	15,287	62,563
Adjusted EBITDA	$37,078	$39,444	$39,980	$46,943	$163,445	$54,161	$57,125	$59,094	$60,796	$231,176	$65,176	$68,231	$72,113	$76,165	$281,685

Non-GAAP On Demand Revenue Detail ($000's)
Property Management	$40,341	$41,404	$42,175	$43,082	$167,002	$45,319	$46,522	$47,307	$47,826	$186,974	$49,914	$51,006	$52,591	$52,633	$206,144
% of Total	27%	26%	26%	24%	26%	24%	22%	22%	22%	22%	22%	22%	21%	21%	22%
Y-O-Y growth	11%	8%	8%	10%	9%	12%	12%	12%	11%	12%	10%	10%	11%	10%	10%

Resident Services	$60,968	$64,860	$70,527	$75,822	$272,177	$77,175	$85,329	$94,084	$93,865	$350,453	$96,804	$101,209	$110,315	$112,747	$421,075
% of Total	42%	42%	43%	42%	42%	40%	41%	44%	43%	42%	43%	43%	45%	46%	44%
Y-O-Y growth	35%	19%	21%	26%	25%	27%	32%	33%	24%	29%	25%	19%	17%	20%	20%

Leasing and Marketing	$27,815	$29,324	$29,334	$37,563	$124,036	$39,434	$42,845	$42,198	$42,882	$167,359	$44,401	$46,899	$45,761	$42,792	$179,853
% of Total	19%	19%	18%	21%	19%	20%	21%	19%	19%	20%	19%	20%	19%	17%	19%
Y-O-Y growth	-4%	-1%	0%	36%	7%	42%	46%	44%	14%	35%	13%	9%	8%	0%	7%

Asset Optimization	$17,794	$20,084	$20,240	$24,347	$82,465	$31,685	$32,352	$32,242	$34,534	$130,813	$35,624	$36,228	$37,008	$38,512	$147,372
% of Total	12%	13%	13%	13%	13%	16%	16%	15%	16%	16%	16%	15%	15%	16%	15%
Y-O-Y growth	39%	47%	46%	66%	50%	78%	61%	59%	42%	59%	12%	12%	15%	12%	13%

Non-GAAP On Demand Revenue Detail ($000's)
Subscription	$134,325	$141,459	$152,564	$158,958	$587,306	$169,687	$179,082	$189,458	$196,799	$735,026	$201,943	$207,209	$218,536	$222,988	$850,676
% of Total	91%	91%	94%	88%	91%	88%	86%	88%	90%	88%	89%	88%	89%	90%	89%
Y-O-Y growth	22%	15%	20%	24%	20%	26%	27%	24%	24%	25%	19%	16%	15%	13%	16%

Transactional	$12,593	$14,213	$9,712	$21,856	$58,374	$23,926	$27,966	$26,373	$22,308	$100,573	$24,800	$28,133	$27,139	$23,696	$103,768
% of Total	9%	9%	6%	12%	9%	12%	14%	12%	10%	12%	11%	12%	11%	10%	11%
Y-O-Y growth	0%	10%	-28%	68%	12%	90%	97%	172%	2%	72%	4%	1%	3%	6%	3%

Annual Contract Value ($000's)
Non-GAAP On Demand Annual Customer Value	$596,159	$649,017	$708,836	$751,183		$779,446	$837,897	$886,747	$876,637		$912,060	$942,436	$990,800	$1,039,588
Total ACV Growth (QTD)	13%	18%	25%	33%		31%	29%	25%	17%		17%	12%	12%	12%
Unit Trend (000's)
On Demand Units - Ending	11,112	11,485	12,253	13,003		13,173	15,531	16,073	16,219		16,401	16,505	16,779	18,475
Average Unit Renewal Rate
Average Renewal Rate (8 quarters)	96.8%	96.6%	96.2%	96.2%		96.2%	96.4%	96.6%	96.9%		97.1%	97.3%	97.3%	97.1%
RPU
Non-GAAP On Demand RPU (QTD) (whole $)	$53.65	$56.51	$57.85	$57.77		$59.17	$53.95	$55.17	$54.05		$55.61	$57.10	$59.05	$56.27
Top ACV / RPU
Top 100 ACV ($000's)	$255,262	$269,154	$288,315	$304,601		$319,642	$336,943	$359,144	$366,111		$370,092	$378,566	$399,613	$405,617

Top 100 ACV RPU	$79.59	$84.92	$84.11	$81.78		$85.64	$69.48	$68.61	$68.24		$68.96	$70.71	$70.38	$71.85

Top 50 RPU Clients RPU	$187.48	$182.61	$187.66	$195.30		$201.45	$212.30	$222.23	$225.31		$230.29	$228.00	$247.16	$242.35

Headcount
Total Ending RP Headcount	4,778	5,029	5,231	5,462		5,664	5,958	6,149	6,267		6,330	6,539	6,736	7,085

Total International Headcount (included above)	2,037	2,140	2,206	2,288		2,454	2,558	2,618	2,686		2,773	2,925	3,110	3,195
% International Headcount	43%	43%	42%	42%		43%	43%	43%	43%		44%	45%	46%	45%